1 Fiscal 2016 First Quarter Results John Walsh President & CEO, UGI Kirk Oliver Chief Financial Officer, UGI Jerry Sheridan President & CEO, AmeriGas

2 This presentation contains certain forward-looking statements that management believes to be reasonable as of today’s date only. Actual results may differ significantly because of risks and uncertainties that are difficult to predict and many of which are beyond management’s control. You should read UGI’s Annual Report on Form 10-K for a more extensive list of factors that could affect results. Among them are adverse weather conditions, cost volatility and availability of all energy products, including propane, natural gas, electricity and fuel oil, increased customer conservation measures, the impact of pending and future legal proceedings, domestic and international political, regulatory and economic conditions in the United States and in foreign countries, including the current conflicts in the Middle East, and currency exchange rate fluctuations (particularly the euro), the timing of development of Marcellus Shale gas production, the timing and success of our acquisitions, commercial initiatives and investments to grow our business, and our ability to successfully integrate acquired businesses and achieve anticipated synergies. UGI undertakes no obligation to release revisions to its forward-looking statements to reflect events or circumstances occurring after today. About This Presentation

3 First Quarter Recap John Walsh President & CEO, UGI

4 First Quarter Earnings Recap Results impacted by significantly warmer weather than prior year primarily offset by: • Benefits of Midstream & Marketing investments and increased peaking activity • Accretion from Finagaz acquisition 1 Q1-16 GAAP was EPS $0.65, Q1-15 GAAP EPS was $0.19. See appendix for Adjusted EPS reconciliation. $0.64 $0.68 $0.00 $0.14 $0.28 $0.42 $0.56 $0.70 Q1-16 Q1-15 Adjusted EPS1 Weather vs. Normal (25.3)% (19.9)% (22.3)% (30.0)% (20.0)% (10.0)% 0.0% Utility AmeriGas UGI France

5 Market Recap • Increased our Peaking volumes with additional Temple LNG capacity • Completed foundation work of Manning LNG facility • Added 5,400 new Gas Utility customers in the quarter • Continued focus on unit margins, working capital, and operating expense control in LPG businesses • UGI Gas filed first rate case in 21 years at beginning of Q2

6 Financial Review Kirk Oliver Chief Financial Officer, UGI

7 Q1 Adjusted Earnings Three Months Ended Twelve Months Ended December 31, December 31, 2015 2014 Adjusted net income attributable to UGI Corporation: GAAP Net income attributable to UGI Corporation 114.6$ 34.1$ Net after-tax (gains) losses on commodity derivative instruments not associated with current period transactions (3.6) 81.9 Net after-tax acquisition and integration expenses associated with Finagaz 1.4 2.7 Adjusted net income attributable to UGI Corporation 112.4$ 118.7$ Adjusted diluted earnings per share: UGI Corporation GAAP earnings per share - diluted 0.65$ 0.19$ Net after-tax (gains) losses on commodity derivative instruments not associated with current period transactions (1) (0.02) 0.47 Net after-tax acquisition and integration expenses associated with Finagaz 0.01 0.02 Adjusted diluted earnings per share 0.64$ 0.68$ (1) Includes impact of rounding.

8 1Percent change in Heating Degree Days. (16.8)% Warmer (22.9)% Warmer Weather – Q1 (2.6)% Warmer VERSUS NORMAL1 VERSUS PRIOR YEAR1

9 Financial Results – AmeriGas 16.8% warmer than prior year Weather Total Margin vs. Normal • Weather that was almost 17% warmer than the prior year led to lower volume • Higher unit margins partially offset lower volume • Focus on cost controls led to a $16mm decrease in operating and administrative expenses AmeriGas FY 2015 FY 2016 ($ in millions) Q1 Operating Income 139.7$ Retail Volume (49.3)$ Retail Unit Margin 28.3$ Wholesale and Other Total Margin (4.5)$ Operating and Administrative Expenses 16.3$ Depreciation and Amortization 0.2$ Other (1.1)$ Q1 Operating Income 129.6$

10 Financial Results – UGI International UGI France Weather Flaga Weather (2.6)% warmer than prior year 3.6% colder than prior year vs. Normal vs. Normal • Higher total margin, operating expenses, and depreciation due to Finagaz acquisition • Falling LPG costs contributed to higher unit margins • Integration progressing on or ahead of schedule UGI International FY 2015 FY 2016 ($ in millions) Q1 Income Before Taxes 45.9$ Total Margin 94.8$ Operating and Administrative Expenses (48.4)$ Depreciation and Amortization (7.8)$ Interest Expense 0.1$ Other Income (6.1)$ Q1 Income Before Taxes 78.5$ Acquisition and Transition related expenses 3.9$ 2.3$ Adjusted Income Before Taxes 49.8$ 80.8$

Financial Results – UGI Utilities

UGI Utilities	FY 2015		FY 2016
($ in millions)			
Q1 Income Before Taxes	**$ 65.0**		
Total Margin		$ (21.3)	
Operating and Administrative Expenses		$ (0.9)	
Depreciation and Amortization		$ (1.3)	
Interest Expense		$ 1.1	
Other		$ (3.8)	
Q1 Income Before Taxes			**$ 38.8**


Gas Utility Weather
Colder
2016
2015
(3.1%)
vs. Normal
(25.3%)
Warmer
22.9% warmer than prior year

- Unusually warm temperatures reduced core market throughput
- Customer additions partially offset weather impact
- Increased distribution system capex led to higher depreciation
- Other includes a non-recurring charge related to the settlement of litigation
- Filed $58.6 million rate case with Pennsylvania PUC

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12 Financial Results – Midstream & Marketing • Lower capacity management total margin offset by higher gathering total margin as Auburn system came online, and higher peaking activity • Lower operating expenses due to prior year planned outages at Hunlock and Conemaugh • Higher depreciation associated with storage and natural gas gathering assets Midstream & Marketing FY 2015 FY 2016 ($ in millions) Q1 Inco e Before Taxes 45.0$ Total Margin (5.6)$ Operating and Administrative Expenses 3.7$ Depreciation and Amortization (0.9)$ Interest Expense (0.2)$ Other 0.1$ Q1 Income Before Taxes 42.1$

13 $0 $20 $40 $60 $80 $100 $120 $140 Comparison of Q1 FY16 vs. Q1 FY12 • Record warm weather has significantly impacted UGI’s businesses. • Growth from acquisitions and midstream investments more than offset weather impact. 1 See appendix for reconciliation of Adjusted Net Income numbers to GAAP income. 2 Includes $1mm of Corporate & Other. 3 Represents management’s estimate of the impact of weather on volumes. AmeriGas Utility International Midstream & Marketing $87 $112(2) $(4) $10 $(13) $4 $(2) $19 $(4) $14 Estimated Incremental Impact of Warm Weather versus FY12 (3) Estimated Incremental Adjusted Net Income Adjusted Net Income ($mm)1

14 Liquidity Total AmeriGas UGI International Utilities Midstream & Marketing Corporate & Other Cash on Hand $403.0 $17.3 $305.6 $15.6 $20.3 $44.2 Revolving Credit Facilities $525.0 120.9 $300.0 $240.0 NA Accounts Receivable Facility NA NA NA 55.4 NA Drawn on Facilities 182.0 0.0 217.7 26.0 NA Letters of Credit 63.2 19.6 2.0 0.0 NA Available Facilities $279.8 $101.3 $80.3 $269.4 Available Liquidity $297.1 $407.0 $95.9 $289.7 Sufficient liquidity across all businesses

15 First Quarter Recap Jerry Sheridan President & CEO, AmeriGas

16 First Quarter Recap  Adjusted EBITDA down 6% with weather that was 20% warmer than normal and 24% warmer than normal in December  Unit Margins up $0.10  Expenses $16mm lower than prior year $177.7 $188.5 MM 50MM 100MM 150MM 200MM Q1-16 Q1-15 Adjusted EBITDA(1) 1. See appendix for reconciliation of Adjusted EBITDA to GAAP EBITDA.

17 Growth Initiatives • Cylinder Exchange • Volume slightly below prior year • Secured new customers that will add ~2,500 new locations during the year • National Accounts • Volume approximately flat despite warmer weather • Added 21 new customer contracts • M&A • Closed 3 acquisitions that are expected to add ~6 million gallons annually

18 We Are a Unique MLP Commodity Price Exposure No Need to Access Capital Markets to Fund Growth No Credit Fears No Customer Concentration Risk No Capital Intensity Modest Self-funded Weather Risk Yes

19 Conclusion John Walsh President & CEO, UGI

20 Conclusion • PennEast and Sunbury pipeline projects continue to progress through FERC approval process • Outstanding progress on Finagaz integration in first 8 months • Rate case filed on January 19, 2016 with anticipated completion in Fall 2016  We are a distributor and marketer of energy – can perform well at any point in the energy cycle  Low commodity costs are good for our business  The performance relative to Q1-12 demonstrates the benefits of our investments since that time • AmeriGas increased its unit margins and made good progress on all three of its growth initiatives

21 Appendix

22  Management uses "adjusted net income attributable to UGI" and "adjusted diluted earnings per share," both of which are non-GAAP financial measures, when evaluating UGI's overall performance. For the periods presented, adjusted net income attributable to UGI is net income attributable to UGI Corporation after excluding net after-tax gains and losses on commodity derivative instruments not associated with current period transactions, loss on extinguishment of debt and Finagaz transition and acquisition expenses. Volatility in net income at UGI can occur as a result of gains and losses on commodity derivative instruments not associated with current period transactions but included in earnings in accordance with U.S. generally accepted accounting principles ("GAAP"). Effective October 1, 2014, UGI International determined that on a prospective basis it would not elect cash flow hedge accounting for its commodity derivative transactions and also de-designated its then-existing commodity derivative instruments accounted for as cash flow hedges. Also effective October 1, 2014, AmeriGas Propane de-designated its remaining commodity derivative instruments accounted for as cash flow hedges. Previously, AmeriGas Propane had discontinued cash flow hedge accounting for all commodity derivative instruments entered into beginning April 1, 2014.  Non-GAAP financial measures are not in accordance with, or an alternative to, GAAP and should be considered in addition to, and not as a substitute for, the comparable GAAP measures. Management believes that these non-GAAP measures provide meaningful information to investors about UGI’s performance because they eliminate the impact of (1) gains and losses on commodity derivative instruments not associated with current-period transactions and (2) other discrete items that can affect the comparison of period-over- period results.  The following table reconciles net income attributable to UGI Corporation, the most directly comparable GAAP measure, to adjusted net income attributable to UGI Corporation, and reconciles diluted earnings per share, the most comparable GAAP measure, to adjusted diluted earnings per share, to reflect the adjustments referred to above. UGI Supplemental Footnotes

23 UGI Adjusted Net Income and EPS Three Months Ended Twelve Months Ended December 31, December 31, 2015 2014 2015 2014 Adjusted net income attributable to UGI Corporation: Net income attributable to UGI Corporation 114.6$ 34.1$ 361.5$ 249.3$ Net after-tax (gains) losses on commodity derivative instruments not associated with current period (3.6) 81.9 (32.2) 92.7 Net after-tax acquisition and integration expenses associated with Finagaz 1.4 2.7 13.6 6.9 After-tax loss on Antargaz extinguishment of debt 0.0 0.0 4.6 0.0 Adjusted net income attributable to UGI Corporation 112.4$ 118.7$ 347.5$ 348.9$ Three Months Ended Twelve Months Ended December 31, December 31, 2015 2014 2015 2014 Adjusted diluted earnings per share: UGI Corporation earnings per share - diluted 0.65$ 0.19$ 2.06$ 1.42$ Net after-tax (gains) losses on commodity derivative instruments not associated with current period (0.02) 0.47 (0.19) 0.53 Net after-tax acquisition and integration expenses associated with Finagaz 0.01 0.02 0.08 0.04 After-tax loss on Antargaz extinguishment of debt 0.00 0.00 0.03 0.00 Adjusted diluted earnings per share 0.64$ 0.68$ 1.98$ 1.99$ (1) Includes impact of rounding.

24 UGI Adjusted Segment Results GAAP Mark-to- Finagaz Adjusted Net Income Market Transition Exp Net Income Net income attributable to UGI Corporation: AmeriGas Propane 18.6$ 18.6$ UGI International 46.4 1.4 47.8 UGI Utilities 23.4 23.4 Midstream & Marketing 24.6 24.6 Corporate & Other 1.6 (3.6) (2.0) Total adjusted net income attributable to UGI Corporation 114.6$ (3.6)$ 1.4$ 112.4$ Three Months Ended December 31, 2015

25 UGI Q1 FY12 Adjusted Net Income Three Months Ended December 31 2011 Adjusted net income attributable to UGI Corporation: GAAP Net income attributable to UGI Corporation 74.9$ Net after-tax (gains) losses on commodity derivative instruments not associated with current period transactions 11.3 Net after-tax acquisition and integration expenses associated with Heritage 1.0 Adjusted net income attributable to UGI Corporation 87.2$

26 UGI Q1 FY12 Adjusted Segment Results Mark-to- Heritage Adjusted GAAP 1 Market Transition Exp Net Income Net income attributable to UGI Corporation: AmeriGas Propane 11.3$ 1.0 12.3$ UGI International 31.0 31.0 UGI Utilities 32.6 32.6 Midstream & Marketing 2.6 11.3 13.9 Corporate & Other (2.6) (2.6) Total adjusted net income attributable to UGI Corporation 74.9$ 11.3$ 1.0$ 87.2$ 1 Corrected to conform to restated summary data filed in 2013 Three Months Ended December 31, 2011

27 UGI Q1 FY16 & Q1 FY12 Adjusted Net Income 1 See prior slides for reconciliation of Adjusted Net Income to GAAP Net Income for Q1 FY16 and Q1 FY12. Three Months Ended December 31, 2015 2011 Net income attributable to UGI Corporation: AmeriGas Propane 18.6$ 12.3$ UGI International 47.8 31.0 UGI Utilities 23.4 32.5 Midstream & Marketing 24.6 13.9 Corporate & Other (2.0) (2.6) Total adjusted net income attributable to UGI Corporation (1) 112.4$ 87.2$

28  The Partnership’s management uses certain non-GAAP financial measures, including adjusted total margin, EBITDA, adjusted EBITDA and adjusted net income attributable to AmeriGas Partners, L.P., when evaluating the Partnership’s overall performance. These financial measures are not in accordance with, or an alternative to, GAAP and should be considered in addition to, and not as a substitute for, the comparable GAAP measures.  Management believes earnings before interest, income taxes, depreciation and amortization (“EBITDA”), as adjusted for the effects of gains and losses on commodity derivative instruments not associated with current-period transactions and other gains and losses that competitors do not necessarily have ("Adjusted EBITDA"), is a meaningful non-GAAP financial measure used by investors to (1) compare the Partnership’s operating performance with that of other companies within the propane industry and (2) assess the Partnership’s ability to meet loan covenants. The Partnership’s definition of Adjusted EBITDA may be different from those used by other companies. Management uses Adjusted EBITDA to compare year-over-year profitability of the business without regard to capital structure as well as to compare the relative performance of the Partnership to that of other master limited partnerships without regard to their financing methods, capital structure, income taxes, the effects of gains and losses on commodity derivative instruments not associated with current-period transactions or historical cost basis. In view of the omission of interest, income taxes, depreciation and amortization, gains and losses on commodity derivative instruments not associated with current-period transactions and other gains and losses that competitors do not necessarily have from Adjusted EBITDA, management also assesses the profitability of the business by comparing net income attributable to AmeriGas Partners, L.P. for the relevant years. Management also uses Adjusted EBITDA to assess the Partnership’s profitability because its parent, UGI Corporation, uses the Partnership’s EBITDA, as adjusted to exclude gains and losses on commodity derivative instruments not associated with current-period transactions, to assess the profitability of the Partnership which is one of UGI Corporation’s industry segments. UGI Corporation discloses the Partnership’s EBITDA, as so adjusted, in its disclosure about industry segments as the profitability measure for its domestic propane segment. Management believes the presentation of other non-GAAP financial measures, comprised of adjusted total margin and adjusted net income (loss) attributable to AmeriGas Partners, L.P., provide useful information to investors to more effectively evaluate the period- over-period results of operations of the Partnership. Management uses these non-GAAP financial measures because they eliminate the impact of (1) gains and losses on commodity derivative instruments that are not associated with current-period transactions and (2) other gains and losses that competitors do not necessarily have to provide insight into the comparison of period-over-period profitability to that of other master limited partnerships.  The following tables include reconciliations of adjusted total margin, EBITDA, adjusted EBITDA and adjusted net income attributable to AmeriGas Partners, L.P. to the most directly comparable financial measure calculated and presented in accordance with GAAP for all the periods presented. AmeriGas Supplemental Footnotes

AmeriGas Adjusted EBITDA

	Three Months Ended December 31, 2015	Three Months Ended December 31, 2014
Adjusted total margin:		
Total revenues	$ 644,098	$ 888,792
Cost of sales - propane	(227,922)	(578,541)
Cost of sales - other	(20,867)	(22,040)
Total margin	395,309	288,211
Add net losses (subtract net gains) on commodity derivative instruments not associated with current-period transactions	5,633	138,230
Adjusted total margin	$ 400,942	$ 426,441
Adjusted net income attributable to AmeriGas Partners, L.P.:		
Net income (loss) attributable to AmeriGas Partners, L.P.	$ 80,973	$ (39,571)
Add net losses (subtract net gains) on commodity derivative instruments not associated with current-period transactions	5,633	138,230
Noncontrolling interest in net gains (losses) on commodity derivative instruments not associated with current-period	(57)	(1,396)
Adjusted net income attributable to AmeriGas Partners, L.P.	$ 86,549	$ 97,263

	Three Months Ended December 31, 2015	Three Months Ended December 31, 2014
EBITDA and Adjusted EBITDA:		
Net income (loss) attributable to AmeriGas Partners, L.P.	$ 80,973	$ (39,571)
Income tax expense	910	870
Interest expense	41,025	41,034
Depreciation	38,606	38,682
Amortization	10,600	10,686
EBITDA	172,114	51,701
Add net losses (subtract net gains) on commodity derivative instruments not associated with current-period transactions	5,633	138,230
Noncontrolling interest in net gains (losses) on commodity derivative instruments not associated with current-period	(57)	(1,396)
Adjusted EBITDA	$ 177,690	$ 188,535

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30 Investor Relations: Will Ruthrauff 610-456-6571 ruthrauffw@ugicorp.com